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                                                                    EXHIBIT 10.8

                        LOCK-UP AGREEMENT, LIMITED POWER
                       OF ATTORNEY AND NASD QUESTIONNAIRE


January 30, 2002


Schneider Securities, Inc.
5445 DTC Parkway, Suite 940
Greenwood Village, CO 80111

Ladies and Gentlemen:

         The undersigned understands that Schneider Securities, Inc. (the "Representative") proposes to enter into an Underwriting Agreement with Dickie Walker Marine, Inc., a Delaware corporation ( the "Company"), providing for the public offering of shares of Common Stock of the Company (the "Securities") pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") to be filed with the Securities and Exchange Commission.

         Restrictions on Transfer (Lock-Up). In consideration of the agreement by the Representative to offer and sell the Securities pursuant to the public offering, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that he, she or it will not, directly or indirectly, for a period of twelve months following the date of the Prospectus relating to the public offering of the Securities, sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, hypothecate, or otherwise sell or dispose of any of the Common Stock, or any options or warrants to purchase any Common Stock, or any securities convertible into or exchangeable for Common Stock, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired at any time prior to the Effective Date of the Registration Statement, other than as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to the Representative and the donee or donees thereof agree to be bound by the restrictions set forth herein. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Common Stock held by the undersigned except in compliance with the foregoing restrictions.

         In the event that the undersigned owns no Common Stock of the Company at the date hereof or prior to the Effective Date, but has the right to acquire Common Stock of the Company pursuant to options or warrants, and if the undersigned exercises such options or warrants prior to the expiration of the twelve month period commencing on the Effective Date, he, she or it agrees that the Common Stock purchased on such exercise of options or warrants will be subject to the terms of this agreement on restrictions on transfer for the remaining portion of such twelve month period which commenced on the Effective Date. In addition, the



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Schneider Securities, Inc.
January 30, 2002
Page 2


undersigned agrees that he, she or it will not sell, pledge, hypothecate or otherwise dispose of such Common Stock pursuant to the exemption afforded by Rule 701 under the Securities Act of 1933, as amended, during such twelve month period without the prior written consent of the Representative.

         The undersigned further agrees that he, she or it shall not enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock owned by the undersigned at the date hereof, or that the undersigned obtains ownership of during the twelve month period commencing on the Effective Date (regardless of whether any of the transactions are to be settled by the delivery of Common Stock, other securities, cash or otherwise), for a period of twelve months from the Effective Date.

         The undersigned further agrees that all of the rights, authority and preemptive provisions granted to the Representative pursuant to the foregoing provisions may be transferred by the Representative to any other NASD member firm that participates in the proposed public offering of the Company's Securities.

         Power of Attorney. The undersigned is aware that in order to comply with the corporate governance rules of The Nasdaq Stock Market, Inc., restrictions on transfer of the Company's Common Stock which are not subject to waiver may be imposed for a period of time after the date of the public offering. The undersigned agrees that the Common Stock certificate(s) issued to the undersigned may, at the Company's discretion, contain a legend to reflect the aforementioned restriction(s). Furthermore, it is possible that The Nasdaq Stock Market, Inc. may require an extension of the foregoing restrictions on transfer and lock-up beyond one year as a condition of listing the Common Stock. The undersigned hereby appoints Mark R. Laramie his attorney-in-fact to execute any required extension of the restrictions on transfer and lock-up on his, her or its behalf so that the Common Stock may be listed on the Nasdaq SmallCap Market. This power of attorney is a special power of attorney for the execution of restrictions on transfer upon the securities of the undersigned to ensure compliance with the corporate governance rules of The Nasdaq Stock Market, Inc., and such special power of attorney (but not any additional restriction on transfer agreed to by the attorney-in-fact) shall terminate following the sale of the Securities in the public offering. This power of attorney must be exercised by the attorney-in-fact such that all shareholders of the Company are subject to the same restrictions on transfer or lock-up provisions. The attorney-in-fact is authorized to notify the Company's transfer agent of any additional restrictions imposed pursuant to agreement with The Nasdaq Stock Market, Inc., and to instruct such transfer agent to appropriately legend any certificates representing Common Stock owned by the undersigned to reflect any additional restrictions agreed to by the attorney-in-fact.



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Schneider Securities, Inc.
January 30, 2002
Page 3


         NASD Questionnaire. In connection with the proposed public offering of Securities of the Company and the requirements of the National Association of Securities Dealers, Inc. ("NASD") as they relate to the underwriting terms of such offering, the undersigned, a shareholder, an officer, or a director of the Company, hereby represents to you as follows:

         1. a. Is the undersigned or any person in the immediate family(1) of the undersigned a member of the NASD(2) ("Member"), a person associated with a Member,(3) or the beneficial owner of any securities of a Member or an affiliate(4) of a Member?

                           Yes                No
                               ------------      ------------

         If "Yes," please list any members with whom you are associated or affiliated, or with whom you have an immediate family relationship.


         ------------------------------------------------------------

         If "Yes" to Question 1(a) above, will any of the Member(s) listed immediately above participate in any capacity in this offering?

                           Yes                No
                               ------------      ------------

         If "Yes," please describe each such Member's participation in this offering.


         ------------------------------------------------------------

                  (b) Has the undersigned provided any consulting or other services to the Company?

                           Yes                No
                               ------------      ------------

         If "Yes," please attach a detailed description of the consulting or other services you provided, a statement as to all cash and non-cash compensation received in return for such services and copies of all written agreements or correspondence governing or describing such services.

                  (c) Is the undersigned an "underwriter or related person(5)" as to the Company?

                           Yes                No
                               ------------      ------------

         If "Yes," please provide details.


         ------------------------------------------------------------



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Schneider Securities, Inc.
January 30, 2002
Page 4


                  (d) Does the undersigned have any oral or written agreements with any Member or any associated persons of such Member concerning the disposition of securities of the Company?

                           Yes                No
                               ------------      ------------

         If "Yes," please provide details.


         ------------------------------------------------------------

                  (e) If this section is being completed on behalf of an entity, are any of such entity's officers, directors, or 5% or greater shareholders (if a corporation); partners (if a general or limited partnership); or members (if a limited liability company), a Member; or the beneficial owner of any securities of a Member or an affiliate of a Member; or does any such person have an "immediate family" relationship with any Member?

                           Yes                No
                               ------------      ------------

         If "Yes," please state the name of the respective officer, director, 5% shareholder, partner, or member; the Member with whom such person is associated or affiliated; and the nature of such association or affiliation.


         ------------------------------------------------------------

                  (f) Has the undersigned participated in any bridge financing(6) within the past two years?

                           Yes                No
                               ------------      ------------

         If the answer was "Yes," please provide the following information about that bridge financing:

                           a. The name of the company whose securities were purchased.

                           b.       Identify any relationship to the Company.

                           c. The name of the broker-dealer through whom the undersigned purchased the securities.



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Schneider Securities, Inc.
January 30, 2002
Page 5


                           d.       Identify any relationship to such
                                    broker-dealer.

                           e. The name of the broker-dealer who managed the subsequent public offering.

                           f.       The terms of the bridge financing.

                           g. The amount and terms of the securities purchased in the bridge financing.

                           h. The date of the bridge financing and the subsequent public offering.

         2. To the knowledge of the undersigned, the Company does not intend to register as broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of the NASD;

         3. To the knowledge of the undersigned, the Company has not and does not intend to engage any NASD Member to provide any services to the Company following the offering, except as will be disclosed in the Company's Registration Statement to be filed in connection with a public offering of securities by your firm as managing underwriter; and

         4. The undersigned will notify the addressee if the responses in any of the preceding items change subsequent to the date hereof.

         If the undersigned is a corporation, trust or partnership, the foregoing representations are true for the officers, directors or principals of such entity.



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Schneider Securities, Inc.
January 30, 2002
Page 6


         In witness whereof, the undersigned has executed and delivered this Lock-Up Agreement, Limited Power of Attorney and NASD Questionnaire intending to be bound thereby in accordance with the above terms and conditions. Execution and return of this Lock-Up Agreement, Limited Power of Attorney and NASD Questionnaire by facsimile transmission will be considered execution and return of an original for all purposes and the undersigned authorizes the Representative and the attorney-in-fact to rely upon a facsimile copy as if it was an original for all purposes.

                                       Very truly yours,


                                       -----------------------------------------
                                       (Signature(s)-two required if held
                                       jointly)

                                       -----------------------------------------
                                       (Name as it appears on the Company's
                                       registration books)


                                       -----------------------------------------
                                       (Position with Company, i.e., officer,
                                       director and/or shareholder)


                                       -----------------------------------------
                                       (Print Social Security number or EIN
                                       number)


                                       -----------------------------------------
                                       (Address of record for all shareholder
                                       communications)


                                       -----------------------------------------
                                       (Day Phone Number, Fax Number and E-mail
                                       Address)

                                       -----------------------------------------
                                       (Date)



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Schneider Securities, Inc.
January 30, 2002
Page 7


----------

(1) "Immediate family" includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, and any other person who supports another person, directly or indirectly, to a material extent.

(2) The NASD defines a "member" as being either individual, partnership, corporation, or other legal entity, admitted to membership in the NASD.

(3) The NASD defines a "person associated with a member" to mean every sole proprietor, partner, officer, director or branch manager of such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member." In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

(4) The term "affiliate" means a company which controls, is controlled by, or is under common control with a member, and is presumed to include:

     a. A company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership;

     b. A member will be presumed to control a company if the member and persons associated with the member beneficially own 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership;

     c. A company will be presumed to be under common control with a member if
(i) the same natural person or company controls both the member and company by beneficially owning 10% or more of the distributable profits or losses of a member or company which is a partnership; or (ii) a person having the power to direct or cause the direction of the management or policies of the member or company also has the power to direct or cause the direction of the management or policies of the other entity in question.

(5) "Underwriter or related person" includes underwriters, underwriter's counsel, financial consultants and advisors, finders, members of the selling or distribution group, any member participating in the public offering, and all other persons associated with or related to and members of the immediate family of any of the aforementioned persons.

(6) A bridge financing is a transaction in which a person acquires securities and/or loans money to an entity in a private offering and those securities are subsequently registered in a public offering and/or those loans were repaid, in whole or in part, from the proceeds of the public offering.